INVENTORY (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
INVENTORY
Raw materials	$ 1,590	$ 507
Finished goods	292	262
Total current inventories	1,882	769
Inventories recognized as part of cost of revenues	900	1,000
Inventories, at net realisable value	$ 100	$ 0